UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2019

United Financial Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	001-35028	27-3577029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Asylum Street, Hartford, Connecticut	06103
(Address of principal executive offices)	(Zip Code)

(860) 291-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	UBNK	NASDAQ Global Select Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 15, 2019, United Financial Bancorp, Inc. (“United Financial”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with People’s United Financial, Inc. (“People’s United”).

The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, United Financial will merge (the “Merger”) with and into People’s United, with People’s United as the surviving corporation. At the effective time of the Merger (the “Effective Time”), each outstanding share of United Financial common stock, no par value (“United Financial Common Stock”), will be converted into the right to receive 0.875 shares (the “Exchange Ratio”) of People’s United common stock, par value $0.01 per share (“People’s United Common Stock”).

At the Effective Time, each outstanding option granted by United Financial to purchase shares of United Financial Common Stock under the United Financial stock incentive plans (the “United Financial Options”), whether or not then vested, will be cancelled and converted into the right to receive a number of shares of People’s United Common Stock equal to the quotient of (i) the product of (A) the number of shares of United Financial Common Stock subject to such United Financial Option multiplied by (B) the excess, if any, of (1) the product of (x) the Exchange Ratio and (y) the People’s United Share Closing Price (as defined below) (the “Per Share Stock Consideration”) over (2) the exercise price per share of United Financial Common Stock of such United Financial Option, divided by (ii) the average closing sale price of People’s United Common Stock for the five full trading days ending on the trading day immediately preceding the effective date of the Merger (the “People’s United Share Closing Price”), with cash payable in lieu of fractional shares, net of applicable tax withholdings.

At the Effective Time, each performance-based restricted stock unit granted by United Financial to purchase shares of United Financial Common Stock under the United Financial stock incentive plans (“United Financial PSUs”), whether or not then vested, will be cancelled and converted into the right to receive a number of shares of People’s United Common Stock equal to the product of (i) the number of shares of United Financial Common Stock subject to such United Financial PSU at the target level of performance applicable to such United Financial PSU, as determined in accordance with the applicable award agreement pursuant to which such United Financial PSU was granted multiplied by (ii) the Exchange Ratio, with cash payable in lieu of fractional shares, net of applicable tax withholdings.

Furthermore, at the Effective Time, each other outstanding equity-based award granted by United Financial under United Financial stock incentive plans that is not a United Financial Stock Option or a United Financial PSU (the “Other United Financial Equity Awards”), whether or not then vested, will be cancelled and converted into the right to receive a number of shares of People’s United Common Stock equal to the product of (i) the number of United Financial Common Stock subject to such Other United Financial Equity Award multiplied by (ii) the Exchange Ratio, with cash payable in lieu of fractional shares, net of applicable tax withholdings.

Following the Merger, United Bank, a Connecticut-chartered stock savings bank and a wholly owned subsidiary of United Financial, will merge with and into People’s United Bank, National Association, a national banking association and a wholly owned subsidiary of People’s United, with People’s United Bank, National Association surviving (the “Bank Merger”).

The Merger Agreement contains customary representations and warranties from both United Financial and People’s United, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of United Financial’s and People’s United’s respective businesses during the interim period between the execution of the Merger Agreement and the Effective Time and, in the case of United Financial, its obligation to call a meeting of its shareholders to adopt the Merger Agreement, its obligation, subject to certain exceptions, to recommend that its shareholders approve the Merger Agreement and the Merger, and its non-solicitation obligations relating to alternative acquisition proposals.

The completion of the Merger is subject to certain customary mutual conditions, including, among others, (1) the approval of the Merger by the holders of at least two-thirds of the United Financial Common Stock entitled to vote, (2) authorization for listing on NASDAQ Global Select Market of the shares of People’s United Common Stock to be issued in the Merger, (3) the effectiveness of the registration statement on Form S-4 for the People’s United Common Stock to be issued in the Merger, (4) the absence of any order, injunction or other legal restraint preventing the completion of the Merger or Bank Merger or making the consummation of the Merger illegal and (5) the receipt or waiver of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the State of Connecticut Department of Banking. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both United Financial and People’s United and further provides that a termination fee of $28,278,000 will be payable by United Financial to People’s United upon termination of the Merger Agreement under certain circumstances.

The Merger Agreement was unanimously approved by the boards of both United Financial and People’s United.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between United Financial and People’s United instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding United Financial or People’s United, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding United Financial, People’s United, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of United Financial and a prospectus of People’s United, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings that each of United Financial and People’s United make with the Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, People’s United’s and United Financial’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time, are difficult to predict and are generally beyond the control of either company. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections.

In addition to factors previously disclosed in People’s United’s and United Financial’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate any definitive merger agreement between People’s United and United Financial; the outcome of any legal proceedings that may be instituted against People’s United or United Financial; the ability to obtain regulatory approvals and meet other closing conditions to the merger, including the risk that approval by United Financial shareholders is not obtained, and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; difficulties and delays in integrating the United Financial business or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of People’s United’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; the impact, extent and timing of technological changes and capital management activities; litigation; increased capital requirements, other regulatory requirements or enhanced regulatory supervision; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving People’s United and United Financial. People’s United will file a registration statement on Form S-4 with the SEC, which will include a proxy statement of United Financial and a prospectus of People’s United, and each party will file other relevant documents regarding the proposed transaction with the SEC. A definitive proxy statement/prospectus will also be sent to the United Financial shareholders seeking any required shareholder approval. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and shareholders of United Financial are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by People’s United and United Financial with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by People’s United may be obtained free of charge from People’s United at www.peoples.com under the tab “Investor Relations” and then under the heading “Financial Information,” and the documents filed by United Financial may be obtained free of charge from United Financial at www.unitedfinancialinc.com under the heading “Investor Relations” and then under the tab “SEC Filings.” Alternatively, these documents, when available, can be obtained free of charge from People’s United upon written request to People’s United Financial, Inc., 850 Main Street, Bridgeport, Connecticut 06604, Attn: Investor Relations, by calling (203) 338-4581, or by sending an email to Andrew.Hersom@peoples.com or from United Financial upon written request to United Financial, 225 Asylum Street, Hartford, Connecticut 06103 Attn: Investor Relations, by calling (860) 291-3600 or by sending an email to mshaw@bankatunited.com.

People’s United and United Financial and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of United Financial in favor of the approval of the merger. Information regarding People’s United’s directors and executive officers is contained in People’s United’s Annual Report on Form 10-K for the year ended December 31, 2018 and its Proxy Statement on Schedule 14A, dated April 2, 2019, which are filed with the SEC. Information regarding United Financial’s directors and executive officers is contained in United Financial’s Annual Report on Form 10-K for the year ended December 31, 2018 and its Proxy Statement on Schedule 14A, dated April 3, 2019, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/prospectus when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger by and between United Financial Bancorp, Inc. and People’s United Financial, Inc., dated as of July 15, 2019.

*

Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and United Financial agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

INDEX TO EXHIBITS

Exhibit Number	Description

2.1*	Agreement and Plan of Merger by and between United Financial Bancorp, Inc. and People’s United Financial, Inc., dated as of July 15, 2019.

*

Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and United Financial agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2019	UNITED FINANCIAL BANCORP, INC. Registrant

	By:	/s/ Eric R. Newell
Eric R. Newell
Executive Vice President, Chief Financial Officer and Treasurer